UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2018

Steel Connect, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 170 Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 663-5000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 9, 2018, IWCO Direct Holdings Inc. (“IWCO”), a wholly owned subsidiary of Steel Connect, Inc. (the “Company”), entered into Waiver and Amendment No 1. to Financing Agreement (the “Waiver and Amendment”) by and among IWCO, Instant Web, LLC, a wholly owned subsidiary IWCO (“Borrower”), certain of IWCO’s subsidiaries identified on the signature pages thereto (collectively, the “Guarantors”), the lenders from time to time party thereto (the “Lenders”), and Cerberus Business Finance, LLC, as collateral agent and administrative agent for the Lenders (“Agent”).

The Waiver and Amendment waives a certain event of default under, and amends certain terms and conditions of, that certain Financing Agreement, dated December 15, 2017, by and among MLGS Merger Company, Inc., a wholly-owned subsidiary of the Company (as the initial borrower), Borrower, IWCO, the Guarantors, the Lenders, and Agent.

The Waiver and Amendment amends the Financing Agreement in order to, among other things, amend the definition of “Fiscal Year” to mean “the twelve (12) month period ending on July 31st of each calendar year for the Parent and its Subsidiaries” and to make other related conforming changes to the Financing Agreement. Prior to the Waiver and Amendment, “Fiscal Year” was based on a year ending on December 31st of each year. The Waiver and Amendment also waives an event of default existing under the Financing Agreement that resulted from the failure of the Loan Parties (as defined in the Financing Agreement) to deliver to Agent certain financial statements and an opinion for the Fiscal Year ending December 31, 2017. The Company anticipates delivering the required financial statements and opinion for the Fiscal Year ended July 31, 2018, as required under the amended Financing Agreement.

The foregoing summary of the material terms of the Waiver and Amendment is qualified in its entirety by the full text of the Waiver and Amendment, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1	Waiver and Amendment No. 1 to Financing Agreement, dated as of May 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2018	Steel Connect, Inc.

	By:	/s/ Louis J. Belardi
		Name:	Louis J. Belardi
		Title:	Chief Financial Officer